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                                                                   EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Registration No. 333-50929) and on Forms S-8
(Nos. 333-13079 and 333-33829) of Snyder Communications, Inc. of our report on the financial statements of Brann Holdings Limited appearing on page 51 of this Form 8-K.

                                       /s/ Price Waterhouse


Price Waterhouse
Chartered Accountants
 and Registered Auditors
Bristol, England
May 1, 1998